Exhibit 99.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                               EXECUTION COPY








                                CREDIT AGREEMENT


                            Dated as of June 19, 1996

                                     between


                         AMERICAN PORTABLE TELECOM, INC.


                                       and

                          NOKIA TELECOMMUNICATIONS INC.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                                CREDIT AGREEMENT

         This Credit  Agreement,  dated as of June 19, 1996, is between American
Portable   Telecom,   Inc.,   a   Delaware   corporation   ("APT"),   and  Nokia
Telecommunications Inc., a Delaware corporation ("Nokia").

                                 R E C I T A L S

         WHEREAS, APT has agreed, pursuant to that certain PCS Infrastructure Supply Contract dated March 1, 1996 between APT and Nokia, to purchase equipment and services from Nokia, and Nokia has agreed to finance, pursuant to this Agreement, * * * of the purchase price of such equipment and services;

         NOW, THEREFORE, IN CONSIDERATION OF the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acceleration Election" means an election by APT, in its sole discretion, by written notice delivered by APT to Nokia on or before * * * to both (a) purchase an additional * * * worth of equipment and services from Nokia pursuant to Paragraph 2.2 of the Purchase Agreement and (b) sell the Rule 144A Notes with respect to Tranche B between * * * in an aggregate principal amount determined pursuant to clause (e) of the definition of Rule 144A Notes with respect to Tranche B.

         "Adjusted Spread" means, with respect to the Rule 144A Notes with respect to Tranche B and the Rule 144A Notes with respect to Tranche C (the "Applicable Rule 144A Notes"), a number of basis points equal to:
                  (a) the number of basis points agreed to by APT and Nokia after consultation with the Designated Placement Agent as the spread applicable to the Rule 144A Sale of the Applicable Rule 144A Notes contemplated by this Agreement as of the time at which the price of the Applicable Rule 144A Notes is determined (or, if

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         the Applicable Rule 144A Notes are Rule 144A Notes with respect to Tranche B ***
                                     *      *     *               or, if the
         Applicable Rule 144A Notes are Rule 144A Notes with respect to Tranche C * * *
                                     *      *     *               minus
                                                                  -----
                  (b) the difference (whether positive or negative) of (i) the *
         * * as of the time at which the price of the Applicable Rule 144A Notes is determined (or, if the Applicable Rule 144A Notes are Rule 144A Notes with respect to Tranche B and
                                     *      *     *               or, if the
         Applicable Rule 144A Notes are Rule 144A Notes with respect to Tranche C and the
                                     *      *     *               minus (ii) the
         ***                                   *      *     *
provided, however, that if such sum for the Applicable Rule 144A Notes is * * *
                                     *      *     *
                                     *      *     *               and
provided, further, that if APT and Nokia, after consultation with the Designated Placement Agent, cannot agree on the spread contemplated by (a) above, then the "Adjusted Spread" for the Applicable Rule 144A Notes shall equal ***.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

         "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

         "APT" has the meaning specified in the recital of parties to this Agreement.

         "APT Indenture" means that certain indenture among APT, TDS and a trustee pursuant to which APT expects to issue, and TDS will unconditionally guarantee APT's obligations with respect to, Rule 144A Notes, on substantially the same terms as the TDS Guaranty, which indenture shall have terms substantially similar to the TDS Indenture (modified to reflect the zero coupon nature of the Rule 144A Notes), the covenants and events of default substantially as set forth in Exhibit B hereto, covenants substantially similar to those set forth in sections 3.1 through 3.5, inclusive, of the TDS Indenture (modified to reflect the zero coupon nature of the Rule 144A Notes) and such other terms, covenants and events of default as shall be appropriate from time to time pursuant to Section 2.9, as such indenture shall be amended or otherwise supplemented from time to time.

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


         "Article" means an article of this Agreement, unless another document is specifically referenced.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York, New York or Chicago, Illinois.

         "Capital Stock" means and includes any and all shares, interests, participations or other equivalents (however designated) of ownership in a corporation or other Person.

         "Capitalization"  means with respect to a Person the total of (a) Debt,
(b) the par value or, in the case of Capital Stock with no par value, a value stated on the books, of all outstanding shares of Capital Stock, (c) the paid-in surplus and retained earnings (or minus the net surplus deficit, as the case may be), (d) deferred taxes and deferred investment tax credits, (e) Capitalized Rent and (f) minority interests in Subsidiaries, of such Person.

         "Capitalized Rent" means the present value (discounted semi-annually at a discount rate equal to the weighted average rate of interest borne by the securities issued under the TDS Indenture) of the total net amount of rent payable for the remaining term of any lease of property by TDS (including any period for which such lease has been extended); provided, however, that no such rental obligation shall be deemed to be Capitalized Rent unless the lease resulted from a Sale and Leaseback Transaction. The total net amount of rent payable under any lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rates and similar charges.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

         "Closing Date" means the date upon which Nokia and APT execute this Agreement.

         "Commitment" means the obligation of Nokia to extend credit, to finance
* * * of the purchase price of equipment and services to be purchased by APT under the Purchase Agreement on the terms and conditions set forth in this Agreement, in the principal amount of up to * * * during the period from the date hereof until * * * plus, if APT makes an Acceleration Election or elects on or before * * * pursuant to Paragraph 2.2 of the Purchase Agreement to purchase
* * *
                                            *      *     *
                                            *      *     *

         "Communications Act" means the Federal Communications Act of 1934, as amended.

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "Communications Related Business" means any PCS System and any other business of developing, owning, operating, managing or maintaining wireless communications businesses.

         "Confidential Matters" means all information about the business and financial matters of APT or Nokia including, without limitation, costs, profits, radio coverage plans, cell site locations, plans for future development, training materials, documentation, methods of operation, marketing concepts, the terms and conditions of the Loan Documents, and any other proprietary information relating to a party hereto or its Affiliates and their respective operations, businesses, and financial affairs, that is obtained by the other party as a result of the contractual relationship between the parties, whether obtained prior to or after the date hereof; provided, however, that Confidential Matters shall not include information that (a) is or becomes generally available to the public other than as the result of wrongful disclosure by a recipient hereunder, its Affiliates or their respective representatives, (b) was available to the recipient, its Affiliates or their respective representatives on a nonconfidential basis prior to disclosure hereunder, (c) is independently developed by the recipient hereunder or (d) becomes rightfully available to the recipient from a third party that is under no obligation to maintain such information as confidential.

         "Consolidated Capitalization" means the Capitalization of TDS and its Subsidiaries determined on a consolidated basis as of the end of TDS's then most recently reported fiscal year or quarter, as the case may be, including minority interests in Subsidiaries.

         "Debt" means with respect to a Person (a) all obligations of such Person for borrowed money and all such obligations of any other Person for borrowed money guaranteed by such Person, (b) all amounts payable with respect to leases which should be capitalized on such Person's financial statements in accordance with GAAP and (c) any indebtedness of such Person evidenced by notes (other than short-term trade debt incurred in the ordinary course of business), bonds, debentures or similar instruments.

         "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Designated Placement Agent" means, with respect to the Rule 144A Notes with respect to Tranche A, the Rule 144A Notes with respect to Tranche B or the Rule 144A Notes with respect to Tranche C, as the case may be, an underwriter or placement agent selected by Nokia and reasonably acceptable to APT for the sale of such Rule 144A Notes in a Rule 144A Sale.

         "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Law" means any federal, state or local law, rule or regulation, or any order, writ, judgment, injunction, decree, determination or award binding upon APT or any Subsidiary and relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

         "ERISA Event" with respect to any Person means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates which would result in a material liability to pay money with respect to such Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan in a distress termination under Section 4041(c) of ERISA; (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA which would result in a material liability to pay money with respect to a Plan; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA which would result in a material liability to pay money with respect to a Plan; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

         "Eurodollar Base Rate" means, for each day during each calendar month, the rate of interest reported in the Wall Street Journal on the first Business Day of such month in the "Money Rates" column as the London Interbank Offered Rate for United States dollar deposits of one month.

         "Eurodollar Rate" means, with respect to any Loan, the sum of (i) the Eurodollar Base Rate, plus (ii) * * * per annum changing when and as the Eurodollar Base Rate changes as reported in the Wall Street Journal on the first Business Day of each month.

         "Event of Default" has the meaning specified in Section 6.1.

         "Facility Termination Date" means    *   *   *    or, if APT elects to
    *   *   *
                                      *      *     *       pursuant to Paragraph
2.2 of the Purchase Agreement and does not make an Acceleration Election, * * *

         "FAA" means the Federal Aviation Administration or any successor commission or agency.

         "FCC" means the Federal Communications Commission or any successor commission or agency having jurisdiction over a PCS Licensee.

         "FCC License" means any telephone, microwave or other communications license, permit, designation, consent, approval or authorization granted or issued by the FCC with respect to a PCS System or any other Communications Related Business, whether for control, ownership, construction or operation.

         "Final Order" means an order,  license,  permit,  consent,  approval or
other   authorization   of  a  PCS  Authority  that  is  no  longer  subject  to
reconsideration or review by any court or administrative body.

         "Franchise" means a franchise, permit, license (including without limitation an FCC License), designation (including but not limited to a designation as tentative selectee by the FCC), certificate, consent, approval or other authorization granted or issued by a PCS Authority necessary for a PCS Licensee to own, control, construct or operate a PCS System.

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "Franchise Interest" of any Person means any direct or indirect ownership interest in any other Person that is a PCS Licensee. As used herein, an ownership interest means the lesser of a relevant Person's voting or equity interest.

         "GAAP" means generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in
Section 4.5.

         "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

         "Index Rate" means, as of any date, the number of basis points * * *
                                        *          *          *
on such date for calculations of        *          *          *
                                        *          *          *
             *      *      *      based on daily observations of New York bid
quotes at the close of business in New York using a        *     *     *
or, if such page shall not be published by     *   *   *   on such day, as
published on          *     *     *
   * * * or, if such page is not published on the immediately preceding Business Day or shall no longer be published by * * * a successor publication or other index mutually agreed to by APT and Nokia.

         "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "Interim Note" means a promissory note, in substantially the form of Exhibit A hereto, duly executed by APT.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance.

         "Loan" means an extension of credit to APT by Nokia pursuant to the terms of this Agreement to finance *** of the purchase by APT of equipment or services from Nokia pursuant to the Purchase Agreement.

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "Loan Documents" means this Agreement, the Interim Note and the TDS Guaranty.

         "Loan Parties" means TDS and APT.

         "Material  Adverse  Change"  means any material  adverse  change in the
business,  condition  (financial  or  otherwise),   operations,  performance  or
properties of TDS and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of TDS and its Subsidiaries taken as a whole, (b) the rights and remedies of Nokia under the Loan Documents or (c) the ability of any Loan Party to perform its obligations under the Loan Documents.

         "MTA" means a "Major Trading Area," as such term is defined and modified by the FCC for purposes of PCS licensing.

         "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "Nokia" means Nokia Telecommunications Inc., a Delaware corporation, and its successors and assigns.

         "Obligations" means all obligations of APT to make any payment under any Loan Document, whether of principal, interest, expenses or otherwise and whether or not due.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PCS" means personal communications services.

         "PCS Authority" means the FCC, the FAA and each regulatory authority (including but not limited to each public utility commission or public service commission) which has jurisdiction over the control, ownership, licensing, construction or operation of all or any part of any PCS System or provision of any service by or in connection with a PCS System.

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "PCS Licensee" means a Person that is authorized by Final Order of the FCC to own, control and operate a PCS System.

         "PCS System" means a radiotelephone service system constructed and operated in an MTA, or other geographic service area within the United States or any other U.S. commonwealth, territory, or possession.

         "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Placement Agency Agreement" means an agreement among APT, TDS and the Designated Placement Agent (or, if Nokia or one of its Affiliates is to be the sole purchaser of Rule 144A Notes under Section 2.6(c)(i), 2.7(c)(i) or 2.8(c)(i), Nokia or such Affiliate) for the sale in a Rule 144A Sale of Rule 144A Notes.

         "Plan" means a Single Employer Plan or a Multiple Employer Plan.

         "Prefunding Amount" means, as of any time, the sum of (a) all amounts which shall have been designated on or before such time as a "Prefunding Amount" under Section 2.6(c)(v), Section 2.7(c)(v) or Section 2.8(c)(v) minus (b) all amounts which shall have been applied on or before such time to prepay Loans under Section 2.2(b).

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Purchase Agreement" means that certain PCS Infrastructure Supply Contract dated March 1, 1996 between APT and Nokia, as it may be amended or modified and in effect from time to time.

         "Registration Statement" has the meaning set forth in Section 4.6.

         "Rule 144A  Election"  means an  election  by APT  pursuant  to Section
2.6(a),  2.7(a) or  2.8(a)  to  pursue a sale of Rule 144A  Notes in a Rule 144A
Sale.

         "Rule 144A Notes" means, collectively, the Rule 144A Notes with respect to Tranche A, the Rule 144A Notes with respect to Tranche B and the Rule 144A Notes with respect to Tranche C.

         "Rule 144A Notes with respect to Tranche A" means 10-year unsecured zero coupon promissory notes issued by APT between October 1, 1996 and the Tranche A Termination

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Date pursuant to Section 2.6 which notes are (a) issued pursuant to the APT Indenture, (b) unconditionally guaranteed by TDS pursuant to the APT Indenture,
(c) have an accretion rate per annum (computed on a semi-annual bond equivalent basis) equal to the sum of (i) ***
          * * * plus (ii) the interest rate per annum applicable to ten year U.S. Treasury strips based on transactions at the time at which the price of the Applicable Rule 144A Notes is determined (or, if the Tranche A Lock-In Election is made, based on transactions on October 31, 1996), (d) callable by APT on and after the fifth anniversary of their issuance at the accreted principal amount on the date of payment for such call and (e) are issued in an aggregate principal amount payable at maturity equal to the result obtained by having $100 million (i.e., the original issue price) accrete from the date of issue to such maturity at the accretion rate determined in clause (c) above.

         "Rule 144A Notes with respect to Tranche B" means 10-year unsecured zero coupon promissory notes issued by APT between * * * and the Tranche B Termination Date pursuant to Section 2.7 which notes are (a) issued pursuant to the APT Indenture, (b) unconditionally guaranteed by TDS pursuant to the APT Indenture, (c) have an accretion rate per annum (computed on a semi-annual bond equivalent basis) equal to the sum of (i) either (A) if APT shall have sold Rule 144A Notes with respect to Tranche A in a Rule 144A Sale pursuant to Section 2.6(b) on or before the Tranche A Termination Date or shall have made the Acceleration Election, * * * or (B) otherwise the
             * * * plus (ii) the interest rate per annum applicable to ten year U.S. Treasury strips based on transactions at the time at which the price of the Applicable Rule 144A Notes is determined (or, if the Tranche B Lock-In Election is made, based on transactions on * * * (d) callable by APT on and after the fifth anniversary of their issuance at the accreted principal amount on the date of payment for such call and (e) are issued in an aggregate principal amount payable at maturity equal to the result obtained by having * * *
                  * * * accrete from the date of issue to such maturity at the accretion rate determined in clause (c) above.

         "Rule  144A Notes with  respect to Tranche C" means  10-year  unsecured zero coupon promissory notes issued by APT between * * * and the Tranche C Termination Date pursuant to Section 2.8 which notes are (a) issued pursuant to the APT Indenture, (b) unconditionally guaranteed by TDS pursuant to the APT Indenture, (c) have an accretion rate per annum (computed on a semi-annual bond equivalent basis) equal to the sum of (i) either (A) if APT shall not have sold Rule 144A Notes with respect to Tranche A in a Rule 144A Sale pursuant to
Section 2.6(b) on or before the Tranche A Termination Date, the Adjusted Spread per annum or (B) otherwise * * * plus (ii) the interest rate per annum applicable to ten year U.S. Treasury strips based on transactions at the time at which the price of the Applicable Rule 144A Notes is determined * * *
                                  *   *   *                             (d)


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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



 callable by APT on and after the fifth anniversary of their issuance at the accreted principal amount on the date of payment for such call and (e) are issued in an aggregate principal amount payable at maturity equal to the result obtained by having * * *
         * * * accrete from the date of issue to such maturity at the accretion rate determined in clause (c) above.

         "Rule 144A Sale" means a sale of Rule 144A Notes to one or more of the following: (a) qualified institutional buyers (as defined in Rule 144A promulgated under the Securities Act), (b) institutional accredited investors (as defined in Rule 501 of Regulation D promulgated under the Securities Act) and (c) offshore investors (as permitted under Regulation S promulgated under the Securities Act).

         "Sale and Leaseback Transaction" means any arrangement with any Person other than a Tax Consolidated Subsidiary providing for the leasing (as lessee) by TDS of any property (except for temporary leases for a term, including any renewal thereof, of not more than three years (provided that any such temporary lease may be for a term of up to five years if (a) the Board of Directors of TDS reasonably finds such term to be in the best interest of TDS and (b) the primary purpose of the transaction of which such lease is a part is not to provide funds to or financing for TDS)), which property has been or is to be sold or transferred by TDS (i) to any Subsidiary of TDS in the contemplation of or in connection with such arrangement or (ii) to such other Person.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and


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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



(d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at an amount that, in light of all the facts existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Tax Consolidated Subsidiary" means a Subsidiary of TDS with which, at the time a Sale and Leaseback Transaction is entered into by TDS, TDS would be entitled to file a consolidated federal income tax return.

         "TDS" means Telephone and Data Systems, Inc., an Iowa corporation.

         "TDS Guaranty" means the Guaranty of TDS in substantially the form of Exhibit C hereto, as such Guaranty shall be amended or otherwise modified from time to time.

         "TDS Indenture" means the Indenture dated as of February 1, 1991 between TDS and Harris Trust and Savings Bank, as Trustee, as in effect on the date hereof, irrespective of whether the Indenture is subsequently amended or terminated.

         "Tranche A Lock-In Election" has the meaning set forth in Section
           2.6(a).

         "Tranche A Termination Date" shall mean October 31, 1996 or,  *  *  *
                                            *   *   *
                                            *   *   *

         "Tranche B Lock-In Election" has the meaning set forth in Section
           2.7(a).

         "Tranche B Termination Date" shall mean     *   *   *     or, *  *   *
                                            *   *   *
                                            *   *   *



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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         "Tranche C Lock-In Election" has the meaning set forth in Section
           2.8(a).

         "Tranche C Termination Date" shall mean   *   *   *    or,    *   *   *
                                            *   *   *
                                            *   *   *

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.

         "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.



                                   ARTICLE II

                                   THE CREDITS


          2.1. Commitment; Termination. From and including the date of this Agreement and prior to the Facility Termination Date (but not during any period when Nokia's obligation to make Loans is suspended pursuant to Section 2.6(d), 2.7(d) or 2.8(d)), Nokia agrees, on the terms and conditions set forth in this Agreement, to make Loans in principal amounts not exceeding, in the aggregate for all of such Loans, the sum of its Commitment minus all amounts to be paid by APT in cash pursuant to Section 2.6(d)(iii), 2.7(d)(iii) and 2.8(d)(iii), with each Loan being deemed made (without any request from APT) as of the latest date APT is obligated pursuant to the terms of the Purchase Agreement to make a payment to Nokia for equipment or services purchased under the Purchase
Agreement.  Each such Loan shall be equal in amount to     *   *   *
       *   *   *            and shall constitute payment of such amount. APT
shall repay in full on        *   *   *       or the Tranche C Termination Date
(whichever is later) to the unpaid principal amount of all Loans then outstanding. Amounts repaid or prepaid under the Loan Documents may not be reborrowed.

          2.2. Optional Principal Payments; Prefunding Amount. (a) APT may from time to time prepay, without penalty or premium, the unpaid principal amount of all or any portion of the outstanding Loans, together with accrued and unpaid interest on the amount prepaid.


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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  (b) If Nokia makes any Loan at a time when the Prefunding Amount is greater than zero, Nokia shall prepay such Loan on the date such Loan is made in full or, if less, in the amount of the Prefunding Amount at that time. Nokia agrees to pay to APT interest in cash on the amount of the Prefunding Amount monthly on the first Business Day of each calendar month on the average daily amount of such Prefunding Amount during the preceding calendar month at a rate that is the monthly equivalent of the rate of accretion applicable to the Rule 144A Notes most recently issued. If the Prefunding Amount on
         * * * is greater than zero, Nokia shall hold such amount and reduce such amount accordingly from time to time thereafter by application thereof to the purchase price of equipment and services purchased under the Purchase Agreement.

          2.3. Method of Payment. (a) All payments by or on behalf of APT under the Loan Documents shall be made, in immediately available funds to Nokia
by wire transfer to account number                 *   *   *
*   *   *           no later than 2:00 p.m. (New York  time) on the date when
due.

                  (b) All payments by or on behalf of Nokia under the Loan Documents shall be made, in immediately available funds to APT by wire transfer to account number
                                            *   *   *             no later
than 2:00 p.m. (New York  time) on the date when due.

          2.4. Interim Note. APT's obligation to repay the Loans will be evidenced by the Interim Note. Nokia is hereby authorized to record the principal amount of each of the Loans and each repayment on the schedule attached to the Interim Note, provided, however, that the failure to so record shall not affect APT's obligations under the Interim Note or TDS's obligations under the TDS Guaranty.

          2.5. Interest Payment Dates; Interest and Fee Basis. (a) Interest shall accrue on each Loan at the Eurodollar Rate in effect from time to time and shall be payable on the first Business Day of each calendar month for the preceding calendar month and at maturity. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received prior to 2:00 p.m. (New York time) at the place of payment. If any payment of principal of or interest on a Loan or fees shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         (b) Notwithstanding the foregoing, from and after the occurrence of an Event of Default and for so long thereafter as such Event of Default is continuing, interest shall accrue on each Loan, and on each other amount then due and payable by APT under the Loan


                                       14

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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Documents, at the rate described in Paragraph 5.7 of the Purchase Agreement and shall be payable and calculated in accordance with subsection (a).

         2.6. Rule 144A Election in connection with Rule 144A Notes with respect to Tranche A. (a) APT may, at its sole option, make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche A by delivering to Nokia on or before October 1, 1996 written notice of APT's decision to make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche A. If Nokia extends the Tranche A Termination Date beyond October 31, 1996 as permitted under the definition of Tranche A Termination Date, APT may make an irrevocable election (the "Tranche A Lock-In Election") to have October 31, 1996 be the date as of which the accretion rate and the aggregate principal amount payable at maturity shall be determined for the Rule 144A Notes with respect to Tranche A by delivering to Nokia on or before October 31, 1996 an irrevocable written notice of such election.

         (b) If APT makes a Rule 144A Election pursuant to Section 2.6(a) in connection with Rule 144A Notes with respect to Tranche A:

         (i) APT's obligation to consummate a sale of such Rule 144A Notes shall be conditioned upon (A) the Rule 144A Sale of such Rule 144A Notes being consummated on or before the Tranche A
                  Termination Date and (B) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (ii) Nokia's obligation to buy or accept delivery of any such Rule 144A Note shall be conditioned upon (A) the absence of any Default, (B) either (x) the Rule 144A Sale of such Rule 144A Notes being consummated in part on or before the Tranche A Termination Date or (y) if no such Rule 144A Notes were sold,
                                               *   *   *
                                               *   *   *  the Rule 144A Sale of
                  such Rule 144A Notes         *   *   *
                                               *   *   *
                    * * * the  Rule  144A  Sale of such  Rule  144A  Notes on or before the Tranche A Termination Date and (C) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (c) Upon consummation of a Rule 144A Sale of Rule 144A Notes with respect to Tranche A on or before the Tranche A Termination Date or upon the determination described in Section 2.6(b)(ii)(B) above:


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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         (i) Nokia (or an Affiliate designated by it that is eligible to buy in a Rule 144A Sale) shall buy in such sale the Rule 144A Notes, if any, which are not bought by third parties, provided, however, that, at any time before APT, TDS and the Designated Placement Agent sign the Placement Agency Agreement with respect to such Rule 144A Notes, Nokia may by written notice to APT and the Designated Placement Agent elect to be the sole purchaser of such Rule 144A Notes (in which case such Rule 144A Notes shall be issued to Nokia under the APT Indenture, the Placement Agency Agreement and each offering circular at a closing consummated pursuant to the Placement Agency Agreement).

         (ii)     The purchase price payable by Nokia for any such Rule 144A
                  Notes it buys shall be      *   *   *
                                              *   *   *
                                              *   *   *    Nokia shall discharge
                  in full its obligation to pay such purchase price by:

                           (A) cancelling the unpaid  principal  amount of Loans
                  then outstanding in an amount equal to the lesser of (x) the aggregate unpaid principal amount of such Loans or (y) (1) if Nokia buys all such Rule 144A Notes, * * * or (2) if Nokia buys less than all of such Rule 144A Notes, * * *
                                                 *   *   *
                                                 *   *   *
                                                 *   *   *             and

                           (B)  complying  with its  obligations  under  Section
2.2(b) .

         (iii) APT shall cause all proceeds of such sale paid by any Person other than Nokia to be paid in cash to Nokia upon the consummation of such sale,

         (iv) Upon receipt of such proceeds, Nokia shall further cancel the unpaid principal amount of Loans then outstanding in an amount equal to the lesser of (A) the aggregate unpaid principal amount of such Loans after giving effect to the unpaid principal amount cancelled under clause (ii) above or (B) the sum of * * * minus the amount of unpaid principal, if any, cancelled under clause (ii) above.

         (v) An amount equal to the sum of * * * minus the aggregate unpaid principal cancelled under clauses (ii) and (iv) above shall be a "Prefunding Amount".



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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         (d) If a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche A is not made pursuant to Section 2.6(a) or if such election is made but the conditions of Section 2.6(b)(ii) shall not be satisfied on or before the Tranche A Termination Date, then (i) Nokia shall have no obligation to accept Rule 144A Notes with respect to Tranche A in satisfaction of any unpaid principal amount of any Loan, (ii) APT shall prepay on or before November 1, 1996 the unpaid principal amount of all Loans then outstanding (or, if less, * * * of such unpaid principal amount), together with accrued and unpaid interest on the principal amount prepaid, and (iii) APT shall thereafter pay all amounts owed under the Purchase Agreement in accordance with the terms of the Purchase Agreement (and not by any Loan hereunder) until APT has paid in total, pursuant to this subsection, * * * * * * in cash. Thereafter, Loans may again be made under Section 2.1.

         2.7. Rule 144A Election in connection with Rule 144A Notes with respect to Tranche B. (a) APT may, at its sole option, make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche B by delivering to Nokia on or before * * * * * * written notice of APT's decision to make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche B. If Nokia extends the Tranche B Termination Date beyond * * * as permitted under the definition of Tranche B Termination Date, APT may make an irrevocable election (the "Tranche B Lock-In Election") to have * * * * * * be the date as of which the accretion rate and the aggregate principal amount payable at maturity shall be determined for the Rule 144A Notes with respect to Tranche B by delivering to Nokia on or before * * * an irrevocable written notice of such election.

         (b) If APT makes a Rule 144A Election pursuant to Section 2.7(a) in connection with Rule 144A Notes with respect to Tranche B;

         (i) APT's obligation to consummate a sale of such Rule 144A Notes shall be conditioned upon (A) the Rule 144A Sale of such Rule 144A Notes being consummated on or before the Tranche B
                  Termination Date and (B) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (ii) Nokia's obligation to buy or accept delivery of any such Rule 144A Note shall be conditioned upon (A) the absence of any Default, (B) either (x) the Rule 144A Sale of such Rule 144A Notes being consummated in part on or before theTranche B Termination Date or (y) if no such Rule 144A Notes were sold,
                                               *   *   *
                                               *   *   *   the Rule 144A Sale of
                  such Rule 144A Notes         *   *   *
                                               *   *   *


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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  * * * the Rule 144A Sale of such Rule 144A Notes on or before the Tranche B Termination Date and (C) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (c) Upon consummation of a Rule 144A Sale of Rule 144A Notes with respect to Tranche B on or before the Tranche B Termination Date or upon the determination described in Section 2.7(b)(ii)(B) above:

         (i) Nokia (or an Affiliate designated by it that is eligible to buy in a Rule 144A Sale) shall buy in such sale the Rule 144A Notes, if any, which are not bought by third parties, provided, however, that, at any time before APT, TDS and the Designated Placement Agent sign the Placement Agency Agreement with respect to such Rule 144A Notes, Nokia may by written notice to APT and the Designated Placement Agent elect to be the sole purchaser of such Rule 144A Notes (in which case such Rule 144A Notes shall be issued to Nokia under the APT Indenture, the Placement Agency Agreement and each offering circular at a closing consummated pursuant to the Placement Agency Agreement).

         (ii)     The purchase price payable by Nokia for any such Rule 144A
                  Notes it buys shall be      *   *   *
                                              *   *   *
                                              *   *   *
                                              *   *   *    Nokia shall discharge
                  in full its obligation to pay such purchase price by:

                           (A) cancelling the unpaid  principal  amount of Loans
                  then outstanding in an amount equal to the lesser of (x) the aggregate unpaid principal amount of such Loans or (y) (1) * *
                  *
                                               *   *   *
                              or (2)           *   *   *
                                               *   *   *
                                               *   *   *
                                               *   *   *
                                               *   *   *
                  *   *   *                                                and


                           (B)  complying  with its  obligations  under  Section
2.2(b) .



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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         (iii) APT shall cause all proceeds of such sale paid by any Person other than Nokia to be paid in cash to Nokia upon the consummation of such sale,

         (iv) Upon receipt of such proceeds, Nokia shall further cancel the unpaid principal amount of Loans then outstanding in an amount equal to the lesser of (A) the aggregate unpaid principal amount of such Loans after giving effect to the unpaid principal amount cancelled under clause (ii) above or (B) the sum of
                                                       * * *
                  * * * minus the amount of unpaid principal, if any, cancelled under clause (ii) above.

         (v)      An amount equal to the sum of                       *  *  *
                         *  *  *          minus the aggregate unpaid principal
                  cancelled under clauses (ii) and (iv) above shall be a "Prefunding Amount".

         (d) If a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche B is not made pursuant to Section 2.7(a) or if such election is made but the conditions of Section 2.7(b)(ii) shall not be satisfied on or before the Tranche B Termination Date, then (i) Nokia shall have no obligation to accept Rule 144A Notes with respect to Tranche B in satisfaction of any unpaid principal amount of any Loan, (ii) APT shall prepay
          * * * the unpaid principal amount of all Loans then outstanding (or, if less and APT shall not have made the Acceleration Election, * * *
           * * * together with accrued and unpaid interest on the principal amount prepaid, and (iii) APT shall thereafter pay all amounts owed under the Purchase Agreement in accordance with the terms of the Purchase Agreement (and not by any Loan hereunder) until APT has paid in total, pursuant to this subsection, * * *
          * * * Thereafter, Loans may again be made under Section 2.1, provided that no such Loans shall be made if APT shall have made the Acceleration Election.

         2.8. Rule 144A Election in connection with Rule 144A Notes with respect to Tranche C. (a) APT may, at its sole option, make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche C by delivering to Nokia on or before * * *
  * * * written notice of APT's decision to make a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche C; provided that APT shall be deemed not to have made a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche C unless (i) APT * * * and (ii) APT shall have elected
                       *  *  *                                         pursuant
to Paragraph 2.2 of the Purchase Agreement. If Nokia extends the Tranche C Termination Date beyond * * * as permitted under the definition of Tranche C Termination Date, APT may make an irrevocable election (the "Tranche C Lock-In Election") to have
*  *  *    be the date as of which the accretion rate and the aggregate principal amount

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



payable at maturity shall be determined for the Rule 144A Notes with respect to Tranche C by delivering to Nokia on or before * * * an irrevocable written notice of such election.

         (b) If APT makes a Rule 144A Election pursuant to Section 2.8(a) in connection with Rule 144A Notes with respect to Tranche C:

         (i) APT's obligation to consummate a sale of such Rule 144A Notes shall be conditioned upon (A) the Rule 144A Sale of such Rule 144A Notes being consummated on or before the Tranche C
                  Termination Date and (B) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (ii) Nokia's obligation to buy or accept delivery of any such Rule 144A Note shall be conditioned upon (A) the absence of any Default, (B) either (x) the Rule 144A Sale of such Rule 144A Notes being consummated in part on or before the Tranche C Termination Date or (y) if no such Rule 144A Notes were sold,
                                                     * * *
                           *  *  *                        the Rule 144A Sale of
                  such Rule 144A Notes          *   *   *
                                                *   *   *
                    * * * the  Rule  144A  Sale of such  Rule  144A  Notes on or before the Tranche C Termination Date and (C) the APT Indenture, the Placement Agency Agreement and each offering circular pursuant to which such Rule 144A Notes are to be sold being reasonably acceptable to Nokia, APT, TDS and the Designated Placement Agent.

         (c) Upon consummation of a Rule 144A Sale of Rule 144A Notes with respect to Tranche C on or before the Tranche C Termination Date or upon the determination described in Section 2.8(b)(ii)(B) above:

         (i) Nokia (or an Affiliate designated by it that is eligible to buy in a Rule 144A Sale) shall buy in such sale the Rule 144A Notes, if any, which are not bought by third parties, provided, however, that, at any time before APT, TDS and the Designated Placement Agent sign the Placement Agency Agreement with respect to such Rule 144A Notes, Nokia may by written notice to APT and the Designated Placement Agent elect to be the sole purchaser of such Rule 144A Notes (in which case such Rule 144A Notes shall be issued to Nokia under the APT Indenture, the Placement Agency Agreement and each offering circular at a closing consummated pursuant to the Placement Agency Agreement).

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         (ii)     The purchase price payable by Nokia for any such Rule 144A
                  Notes it buys shall be        *   *   *
                                                *   *   *
                                                *   *   *  Nokia shall discharge
                  in full its obligation to pay such purchase price by:

                           (A) cancelling the unpaid  principal  amount of Loans
                  then outstanding in an amount equal to the lesser of (x) the aggregate unpaid principal amount of such Loans or (y) (1) if Nokia buys all such Rule 144A Notes, * * * or (2) * * *
                                                *   *   *
                                                *   *   *
                                                *   *   *
                                                *   *   *        and


                           (B)  complying  with its  obligations  under  Section
2.2(b) .

         (iii) APT shall cause all proceeds of such sale paid by any Person other than Nokia to be paid in cash to Nokia upon the consummation of such sale,

         (iv) Upon receipt of such proceeds, Nokia shall further cancel the unpaid principal amount of Loans then outstanding in an amount equal to the lesser of (A) the aggregate unpaid principal amount of such Loans after giving effect to the unpaid principal amount cancelled under clause (ii) above or (B) the sum of
                                                     *   *   *
                  *  *  *  (ii) above.

         (v)      An amount equal to the sum of                     *    *    *
                        *  *  *                (ii) and (iv) above shall be a
                  "Prefunding Amount".

         (d) If a Rule 144A Election in connection with Rule 144A Notes with respect to Tranche C is not made pursuant to Section 2.8(a) or if such election is made but the conditions of Section 2.8(b)(ii) shall not be satisfied on or before the Tranche C Termination Date, then (i) Nokia shall have no obligation to accept Rule 144A Notes with respect to Tranche C in satisfaction of any unpaid principal amount of any Loan, (ii) APT shall pay or prepay on or before *
* * the unpaid principal amount of all Loans then outstanding, together with accrued and unpaid interest on the principal amount paid or prepaid, and (iii) APT shall thereafter pay all amounts owed under the Purchase Agreement in accordance with the terms of the Purchase Agreement (and not by any Loan hereunder).

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         2.9 Change in TDS Credit Rating. In the event that, prior to the issue date of any of the Rule 144A Notes, either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. shall reduce (or increase) the rating of TDS to less (or greater) than BBB or Baa3, respectively, then (a) the accretion rate applicable to any Rule 144A Notes issued thereafter shall be reset from the rate provided herein based upon the recommendations of investment bankers selected by Nokia and TDS, at their respective expense, to reflect the changed credit standing of TDS and (b) the APT Indenture shall be amended or revised to incorporate modified terms, covenants and events of default to apply to Rule 144A Notes issued thereafter to similarly reflect the changed credit standing of TDS (which modified terms, covenants and events of default it is understood will be considered in resetting the original issue discount rate). It is further understood and agreed that the investment bankers will be guided by TDS's desire to adhere as closely as possible to all of the terms outlined herein, including the originally agreed to accretion rates, and by Nokia's desire that the Rule 144A Notes can be sold in an orderly fashion at the initial issue price contemplated herein for the Rule 144A Notes.

         2.10. Expenses of Rule 144A Sales. Nokia shall pay the following costs and expenses incurred by APT in connection with each sale of Rule 144A
Notes pursuant to this agreement:     * * *
                                      * * *
                                      * * *
                                      * * *
                                      * * *
                                      * * *
                                      * * *
                                      * * *
                                      * * *







                                   ARTICLE III

                              CONDITIONS PRECEDENT


          3.1. Credit Agreement. This Agreement shall not become effective until the following documents shall have been delivered to Nokia, each (except under clauses (i) and

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



(ii) below) dated the same date (the "Effective Date") and in form and substance satisfactory to Nokia:

      (i) A certificate of good standing of APT issued as of a recent date by the Secretary of State of the State of Delaware.

     (ii) A certificate of existence of TDS issued as of a recent date by the Secretary of State of the State of Iowa.

    (iii) A certificate of the secretary or an assistant secretary of APT and of another officer of APT certifying as to (A) a true and correct copy of the Certificate of Incorporation of APT and all amendments thereto in effect on the Effective
                  Date; (B) a true and correct copy of the by-laws of APT and all amendments thereto in effect on the Effective Date; (C) a true and correct copy of the resolutions of the Board of Directors of APT authorizing the execution and delivery of the Credit Agreement and the Interim Note and the performance of the transactions contemplated thereby; and (D) the incumbency and signatures of the officers of APT executing the Credit Agreement and the Interim Note and such certificate.

     (iv) A certificate of the secretary or an assistant secretary of TDS and of another officer of TDS certifying as to (A) a true and correct copy of the Certificate of Incorporation of TDS and all amendments thereto in effect on the Effective
                  Date; (B) a true and correct copy of the by-laws of TDS and all amendments thereto in effect on the Effective Date; (C) a true and correct copy of the resolutions of the Board of Directors of TDS authorizing the execution and delivery of the TDS Guaranty and the performance of the transactions contemplated thereby; and (D) the incumbency and signatures of the officers of TDS executing the TDS Guaranty and such certificate.

      (v) A certificate, signed by the chief financial officer of APT, stating that on the Effective Date all representations and warranties of APT under this agreement are true and correct and no Default has occurred and is continuing.

     (vi) A written opinion of Sidley & Austin, counsel for APT and TDS, addressed to Nokia, in substantially the form of Exhibit D hereto.

     (vii) The Interim Note and a counterpart of this Agreement duly executed and delivered by APT and the TDS Guaranty duly executed and delivered by TDS.

    (viii) A letter signed by APT with respect to the Designated Placement Agent and such other letters and documents as Nokia shall reasonably request.

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.




          3.2. Each Loan. Nokia's obligation to make any Loan shall be subject to the further conditions precedent that on the date of such Loan the following statements shall be true (and the acceptance by APT of such Loan shall constitute a representation and warranty by APT that on the date of such Loan such statements are true):

                  (i) the representations and warranties contained in each Loan Document are correct on and as of such date before and after giving effect to such Loan as though made on and as of such date; and

                  (ii) no event has occurred and is continuing, or would result from such Loan or from the application of the proceeds therefrom, that constitutes a Default.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         APT represents and warrants to Nokia that as of the date hereof and as of the date of each Loan:

          4.1. Corporate Existence and Standing. APT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          4.2. Authorization and Validity. APT has the corporate power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by APT of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of APT enforceable against APT in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally. This Agreement has been, and the Interim Note when delivered hereunder will have been, duly executed and delivered by APT.

          4.3. No Conflict; Government Consent. Neither the execution and delivery by APT of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on APT or APT's certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which APT or any

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



of its Subsidiaries is a party or is subject, or by which it, or its Property, or any of its Subsidiaries or any of their respective Properties, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of APT pursuant to the terms of any such indenture, instrument or agreement. Neither APT nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, including, without limitation, the Communications Act, or the terms of any Franchise or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument which violation or breach could reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof (including, without limitation, the FCC, any other PCS Authority, or any other Federal agency or any state, county or municipal agency, authority, commission or council, and, if applicable, telephone companies and other entities exercising jurisdiction over the provision of PCS services) or any other third party, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

         4.4. Representations under Note Purchase Documents. Each of the representations and warranties of APT and of TDS made in or pursuant to the APT Indenture and in each Placement Agency Agreement pursuant to which any Rule 144A Notes are to be sold, and each of the representations and warranties of TDS made in or pursuant to the TDS Guaranty and any guaranty by TDS of obligations of APT with respect to any Rule 144A Notes, are true and correct as if set forth in full and made independently in this Agreement.

         4.5. Financial Statements. APT has delivered to Nokia copies of the consolidated financial statements of APT and its Subsidiaries listed in Schedule
4.5. All of such financial statements (including in each case the related schedules and notes, if any) fairly present in all material respects the consolidated financial position of APT and its Subsidiaries as of the respective dates specified in such Schedule 4.5 and their consolidated results of operations and their consolidated cash flows for the respective periods therein specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto, if any (subject, in the case of the interim financial statements, to normal year-end adjustments).

         4.6. Disclosure. APT has delivered to Nokia a copy of a Registration Statement which the Company filed with the Securities and Exchange Commission on March 29, 1996 (the "Registration Statement") relating to the transactions contemplated hereby. The Registration Statement fairly describes, in all material respects, the general nature of the business and the principal properties of APT and its Subsidiaries as of such date. Except as disclosed in
Schedule 4.6, this Agreement, the Registration Statement, the documents, certificates and other writings identified in Schedule 4.6 and delivered to Nokia by or on

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



behalf of APT in connection with the transactions contemplated hereby and the financial statements listed in Schedule 4.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading as of such date in light of the circumstances under which they were made. Except as disclosed in the Registration Statement or as expressly described in Schedule 4.6, in any of the documents, certificates or other writings identified therein or in the financial statements listed in Schedule 4.5, since 12/31/95 there has been no Material Adverse Change.

         4.7. Proceedings. There is no action, suit, investigation, litigation or proceeding affecting TDS or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator, including without limitation the FCC or any other PCS Authority, that (i) purports to affect the legality, validity or enforceability of this Agreement or the Interim Note or the consummation of the transactions contemplated hereby or by the APT Indenture or the Purchase Agreement or (ii) would reasonably be expected to have a Material Adverse Effect.

         4.8. ERISA. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of APT or any of its ERISA Affiliates which would have a Material Adverse Effect. Neither APT nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any
Multiemployer Plan which would have a Material Adverse Effect. To the best knowledge of APT, neither APT nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of APT or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of
Title IV of ERISA, which reorganization or termination would have a Material Adverse Effect. The aggregate annualized cost (including, without limitation, the cost of insurance premiums) with respect to post-retirement benefits under Welfare Plans for which APT and its Subsidiaries are liable does not exceed $1,500,000.00

         4.9. Environmental. The operations of APT and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of APT and its Subsidiaries, APT and its Subsidiaries are in compliance in all material respects with all such Environmental Permits. None of the properties of APT or any of its Subsidiaries is listed or to its knowledge proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup and to its knowledge no underground storage tanks, as such term is defined in 42 U.S.C.ss. 6991, are located on any property of APT or any of its Subsidiaries. Neither APT nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



under CERCLA or any analogous statute. Neither APT nor any of its Subsidiaries has generated, used, treated, handled, stored or disposed of any Hazardous Materials on, or released or transported any Hazardous Materials to or from, any property of APT or any of its Subsidiaries except in material compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in material compliance with all Environmental Laws and Environmental Permits.

         4.10. Taxes. APT and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

         4.11. Solvency. APT is, individually and together with its Subsidiaries, Solvent.

         4.12. Compliance with Laws. APT and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations, orders, applications, reporting and licensing requirements of all governmental authorities non-compliance with which is reasonably likely to have a Material Adverse Effect; and neither APT nor any Subsidiary is the subject of any outstanding citation, order or investigation by any PCS Authority.

         4.13. PCS Licenses. Schedule 4.13 sets forth a complete and correct list, all as of the date hereof in the case of Schedule 4.13 attached to this Agreement and as of the date of each update of such Schedule 4.13 in the case of each such update, of (i) each PCS Licensee in which either APT or any of its Subsidiaries has any Franchise Interest, (ii) each MTA such PCS Licensee is authorized to serve by the FCC, (iii) the name of such Subsidiary that owns any such interest, (iv) the form, class and percentage ownership and voting interest of each therein, (v) each existing agreement for the acquisition of any additional Franchise Interest or the disposition thereof and whether the consent or approval thereof by one or more PCS Authorities is necessary and, if so, (A) the name of each PCS Authority whose consent and approval is required, (B) whether such consents and approvals have been obtained, and (C) whether the orders granting such consents and approvals are Final Orders, and (vi) the percentage of all outstanding Franchise Interests owned or subject to any agreement to purchase or sell or any option, put or call to which either APT or any of its Subsidiaries is a party. Schedule 4.13 correctly lists as of such date each Franchise, including (without limitation) each FCC License, granted or issued by any PCS Authority to either APT or any of its Subsidiaries, the PCS Authority granting or issuing such Franchise, and the geographic area to which such Franchise relates and the expiration date thereof, if any. In addition,
Schedule 4.13 discloses as of such date all rights of first refusal, options and other such rights or obligations in existence (including, without limitation, entitlements to acquire additional ownership interests and supermajority provisions) which may affect the


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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



ownership interests (or diminish the rights associated therewith) of either APT or any of its Subsidiaries in any such PCS Licensee or other Person.

         4.14. Franchise Interests. APT or one of its Subsidiaries, as the case may be, plan to obtain the respective Franchise, easement, equipment rental, interconnection agreement, and other contractual rights necessary for the conduct of the business as now conducted of each PCS System in which it has any Franchise Interest (other than any PCS System with respect to Alaska or Guam) and is in compliance with all material terms and conditions therewith. To the knowledge of APT and its Subsidiaries, no event has occurred that would prevent either APT or any of its Subsidiaries from obtaining any Franchise, easement, equipment rental, interconnection agreement or other contractual right necessary for the future conduct of the business of each PCS System in which it has any Franchise Interest, as now contemplated. Each such Franchise is valid and in full force and effect, and APT and each of its Subsidiaries has fulfilled and performed all of its material obligations with respect thereto and has no reason to believe and no knowledge that any such Franchise will not be renewed in the ordinary course. Neither APT nor any of its Subsidiaries knows of any fact which
(i) could result in either APT or any of its Subsidiaries being found unqualified to hold, or which permits (or after notice or lapse of time or both would permit) the failure to grant, revocation or termination of, any Franchise, or the denial of an application for the grant or renewal thereof or (ii) is reasonably likely to materially and adversely affect any right of APT and its Subsidiaries, taken as a whole, thereunder (other than the possible sale of Franchises with respect to Alaska and Guam. APT and each of its Subsidiaries has paid all franchise, license or other fees and charges which have become due pursuant to any Franchise in respect of any of its PCS Systems and has made adequate provisions for any such fees and charges which have accrued.

         4.15. Properties. All material properties, equipment and systems of APT and its Subsidiaries which have been or will be acquired in connection with any system expansion or construction are or will be in good repair, working order and condition and are and are anticipated to be in material compliance with all applicable Franchises (including, without limitation, all FCC Licenses) and all standards and rules imposed by any PCS Authority.

         4.16. Regulatory Matters. Neither APT nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Loan, nor the application of the proceeds or repayment thereof by APT, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder. APT is not a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.



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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         4.17 Use of Proceeds. APT will use the Loans exclusively to finance the purchase of equipment and services from Nokia pursuant to the Purchase Agreement.





                                    ARTICLE V
                                    COVENANTS

                  5.1. Affirmative Covenants. So long as any Loan or the Interim Note shall remain unpaid or Nokia shall have any Commitment hereunder or shall be the holder of all of the Rule 144A Notes then issued and outstanding, APT will:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with the Communications Act except to the extent non-compliance would not be reasonably expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that APT and its Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any necessary investigation, study, sampling and testing, and undertake any necessary cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with and as required by applicable Environmental Laws; provided, however, that neither APT nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to


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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         do so is being  contested in good faith and by proper  proceedings  and
         appropriate   reserves  are  being  maintained  with  respect  to  such
         circumstances.

                  (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which APT or such Subsidiary operates.

                  (e) Preservation of Corporate Existence, Etc. Obtain, preserve and maintain, and cause each of its Subsidiaries to obtain, preserve and maintain, (i) its corporate or partnership existence, as the case may be, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation or partnership, as the case may be, in each jurisdiction in which such qualification is necessary in view of its business and operations or the ownership of its properties, except where the failure to be qualified as a foreign corporation or partnership in jurisdictions is not reasonably likely to have a Material Adverse Effect, and (ii) all approvals, authorizations, licenses, franchises and other permissions of all PCS Authorities and other governmental, judicial, regulatory and other agencies necessary to enable APT to operate and maintain its property, business and operations as the same generally is currently being carried on or as it may hereafter be carried on in accordance with the Loan Documents.

                  (f) Visitation Rights. At any reasonable time and from time to time following the occurrence and during the continuance of an Event of Default upon reasonable notice during normal business hours, permit Nokia or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of APT, and to discuss the affairs, finances and accounts of APT with any of their officers or directors and with their independent certified public accountants.

                  (g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of APT and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (h) Maintenance of Properties, Etc. Maintain and preserve, to the extent that the management of APT in its reasonable business judgment deems such maintenance and preservation necessary or reasonably useful in the proper conduct of the business of APT, all of its properties in good working order and condition,


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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         ordinary wear and tear excepted, except where the failure to do so is not, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect; and at all times do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect all Franchises, patents, copyrights, trademarks, service marks and trade names, except when the failure to do so is not reasonably likely to result in a Material Adverse Effect.

                  (i) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, except where any failure to do so is not reasonably likely, taken alone or otherwise, to have a Material Adverse Effect.

                  (j) Completion of PCS Systems. Cause each of its Subsidiaries to comply with all requirements of any PCS Authority or other governmental authority (including without limitation any requirement of the FCC under the Communications Act or any applicable rule or regulation issued thereunder from time to time) to complete or meet each construction or in service deadline or other "build out" requirement (other than with respect to a Franchise for Alaska or Guam) if the failure to meet such deadline or requirement would have a Material Adverse Effect.

                  (k) Purchase Agreement. APT shall duly and promptly perform each and every covenant and obligation on its part to be performed under the Purchase Agreement.

                  (l) Rule 144A Offerings. APT will cooperate with Nokia and will endeavor to facilitate each Rule 144A Sale described in Article II, and will:

                  (i) exercise its best efforts to obtain for each issuance of Rule 144A Notes under Article II from Moody's Investor Service, Inc. and Standard & Poor's Ratings Group a rating at least as favorable as the rating of senior unsecured long-term debt issued by TDS at the time of such Rule 144A Sale;

                  (ii)     provide to the  Designated  Placement  Agent (and, if
                           requested  by  Nokia,   to  Nokia  as  a  prospective
                           purchaser) reasonable access to facilities, management, employees, books and records of APT and TDS in order to facilitate customary due diligence;

                  (iii) prepare, in conjunction with the Designated Placement Agent, a preliminary confidential offering circular, and a final confidential


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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                           offering circular, relating to APT, TDS and the applicable Rule 144A Notes and furnish copies as reasonably requested;

                  (iv) enter into a Placement Agency Agreement with the Designated Placement Agent (or, to the extent applicable, with Nokia or an Affiliate designated by Nokia) with respect to the purchase of the applicable Rule 144A Notes by investors (or, to the extent applicable, Nokia or such Affiliate) containing standard terms reasonably satisfactory to APT, TDS, Nokia (as a prospective purchaser) and the Designated Placement Agent with respect to:

                           (A) representations and warranties, including, without limitation, representations and warranties regarding the business and operations of TDS and APT, authorization of transactions, Rule 144A and private placement related matters and contents of each offering circular;

                           (B) customary opinions of counsel, including, without limitation, opinions regarding disclosures about the business and operations of TDS and APT, the authorization of the transaction, the contents of the final offering circular, Rule 144A, private placement related matters and a "10b-5" opinion;

                           (C) "comfort" letters (and bring downs thereof) from the independent accountants;

                           (D) indemnification of the Designated Placement Agent (or, to the extent applicable, Nokia or such Affiliate) and related Persons substantially in the form previously provided; and

                           (E) covenants, including, without limitation, covenants regarding private placement and Rule 144A compliance, notification of material changes to disclosures in the offering documents and preparation of amendments thereto;

                  (v) cooperate in the "blue sky" qualification process, global note/DTC arrangements and, if appropriate, PORTAL listing process; and



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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  (vi) enter into such other agreements and take all other reasonable actions as appropriate to facilitate the offering of the Rule 144A Notes, including provision of customary closing certificates.

         5.2. Negative Covenants. So long as any Loan or the Interim Note shall remain unpaid or Nokia shall have any Commitment hereunder or shall be the holder of all of the Rule 144A Notes then issued and outstanding, APT will not, at any time, without the written consent of Nokia:

                  (a) Mergers, Etc. Enter into any transaction with any Person involving a merger or consolidation or amalgamation or other restructuring, or liquidate, wind up or assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets whether now owned or hereafter acquired or consolidate with any Person or permit any Person to merge into it; provided that APT may, without the written consent of Nokia, enter into such transaction or take such actions if (i) such Person (if other than APT) expressly assumes, in an agreement satisfactory in form and substance to Nokia, the due and punctual payment of the principal of and interest on all Loans and the due and punctual performance of all other obligations of APT under the Loan Documents; provided, further, that such Person shall be either (i) a Person organized and existing under the laws of he United States, any state thereof or the District of Columbia or (ii) a Person organized and existing under the laws of Canada, Japan, Australia, New Zealand, any nation in Western Europe or of any political subdivision of any thereof and such Person undertakes to pay Nokia and any other holder of the Interim Note any additional amounts as may be necessary in order that every net payment of principal of any interest on the Loans, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon Nokia or such holder (except for a tax, assessment or charge imposed solely as a result of a connection between the recipient and the jurisdiction imposing such tax, assessment or charge) by reason of or as a result of such payment being made by an entity which is not a Person existing under the laws of the United States or any state thereof or the District of Columbia, will not be less than the amount provided for in the Loan Documents to be then due and payable; and provided, further, that immediately after giving effect to such transaction (and treating any Secured Debt or Sale and Leaseback Transaction (as those terms are defined in the TDS Indenture) which becomes an obligation of such Person as a result of such transaction as having been incurred or entered into by such Person at the time of such transaction ), no Default shall have occurred and be continuing; and
         (ii) TDS shall have delivered to Nokia a written consent of TDS to such transaction confirming the unqualified continuing effectiveness of its guaranty under the TDS Guaranty after giving effect to such transaction.



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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  (b) Change in Nature of Business. Make any material change in the nature of its business as carried on at the date hereof.

                  (c) Charter   Amendments.    Permit   its   certificate   of
         incorporation or the certificate of incorporation of any of its Subsidiaries to contain the provision permitted by Section 102(b)(2) of the General Corporation Law of the State of Delaware, or amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or by-laws except where such amendment could not have a Material Adverse Effect.

                  (d) Accounting Changes. Make or permit any change in accounting policies or reporting practices, except as required by or advisable under generally accepted accounting principles.

                  (e) No Negative Pledge Covenant. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement with any party with claims against APT that are guaranteed by TDS which agreement prohibits or conditions the creation or assumption of any Lien upon any of its property or assets other than
         (i) in favor of Nokia, (ii) with respect only to the assets so leased, capitalized leases, (ii) with respect only to the assets so purchased, purchase money liens or (iv) with respect only to such assets, Liens on assets acquired by APT or any of its Subsidiaries in existence at the time of such acquisition and not created in connection with or in contemplation of such acquisition.

                  (f) Legal Compliance. Take or fail to take, or permit any of its Subsidiaries to take or fail to take, any action that would cause APT to be unqualified to own, hold or control any Franchise if such action or failure to act is reasonably likely to result in a Material Adverse Effect.

                  (g) Franchises. Make or permit the termination of any Franchise if such termination is reasonably likely to result in a Material Adverse Effect.

         5.3. Reporting Requirements. So long as any Loan or the Interim Note shall remain unpaid or Nokia shall have any Commitment hereunder or shall be the holder of all of the Rule 144A Notes then issued and outstanding, APT will, unless Nokia shall otherwise consent in writing, furnish to Nokia:

                  (a) Default Notice. Promptly after APT becomes aware of the occurrence of any Default continuing on the date of such statement, a statement of the chief financial officer of APT setting forth details of such Default and the action that APT has taken and proposes to take with respect thereto.



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24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  (b) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year, the unaudited consolidated balance sheet of APT and its Subsidiaries as of the end of such quarter and consolidated statements of operations and cash flows of APT and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of APT as having been prepared in accordance with GAAP, together with a compliance certificate signed by the chief financial officer of APT.

                  (c) Annual Financials. As soon as available and in any event within 90 days after the end of each fiscal year of APT, a copy of the annual audit report for such year for APT and its Subsidiaries, including therein the consolidated balance sheet of APT and its Subsidiaries as of the end of such fiscal year and consolidated statements of operations and cash flows of APT and its Subsidiaries for such fiscal year, in each case certified without qualification as to any circumstance which could reasonably be expected to have a material adverse effect on APT and its Subsidiaries taken as a whole, by Arthur Andersen LLP or other independent public accountants of recognized standing selected by APT and reasonably acceptable to Nokia, together with (i) a certificate of such accounting firm to Nokia stating that in the course of the regular audit of the business of APT and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a compliance certificate signed by the chief financial officer of APT.

                  (d) ERISA Events. Promptly after any Loan Party knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred and is reasonably likely to have a Material Adverse Effect, a statement of the chief financial officer of APT describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

                  (e) Plan Terminations. Promptly after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC pursuant to Section 4042 of ERISA stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan if such termination or appointment of a trustee would have a Material Adverse Effect.



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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                  (f) Plan Actuarial Reports. Promptly after receipt thereof, copies of any actuarial report with respect to a Plan of any Loan Party or any of its ERISA Affiliates, which indicates that such Plan has a "funded current liability percentage" (as such term is defined in Section 302(d)(8)(B) of ERISA) of less than or equal to 90 percent.

                  (g) Multiemployer Plan Notices. Promptly after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, or (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan if such imposition, reorganization or termination would have a Material Adverse Effect.

                  (h) Actuarial Information. With respect to each Plan of any Loan Party or any of its ERISA Affiliates, APT shall promptly furnish to Nokia a copy of Schedule B (Actuarial Information) to any annual report (Form 5500 Series) required to be filed with the Internal Revenue Service from time to time.

                  (i) Litigation. Promptly after the receipt by any Loan Party of service of process or other notice of commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.7 other than rulemaking proceedings of general industry applicability.

                  (j) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that APT sends to its stockholders generally, and copies of all regular, periodic and special reports, and all registration statements, that APT files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

                  (k) Environmental Conditions. Promptly after the occurrence thereof, notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in noncompliance with, or liability under, any Environmental Law or Environmental Permit with respect to any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect.

                  (l) Other Information. Following the occurrence and during the continuance of an Event of Default, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         any Loan Party or any of its Subsidiaries as Nokia may from time to time reasonably request.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

             6.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) (i) APT shall fail to pay when due any principal of any Loan payable by it, (ii) APT shall fail to pay any interest on any Loan payable by it or shall fail to make any other payment under any Loan Document within 2 Business Days after such interest or other payment becomes due and payable, or (iii) TDS shall fail to make any payment when due under the TDS Guaranty within 2 Business Days after such payment becomes due and payable; or

                  (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) APT shall fail to perform or observe any term, covenant or agreement contained in Section 5.2 or 5.3(a); or

                  (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for * * * after written notice thereof shall have been given to APT by Nokia; or

                  (e) TDS shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in an aggregate principal amount equal to or greater than
         *    *    *                when the same becomes due and payable
         (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any default occurs under any instrument under which there is at the time outstanding, or by which there may be secured or evidenced, any such Debt that is outstanding in
         an aggregate principal amount equal to or greater than   *  *  *
         *   *   *               which results in acceleration (whether by
         declaration or automatically) of such Debt; or any "Event of Default" (as defined in the APT

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         Indenture) shall occur or; in the event that an APT Indenture has not been entered into, any "Event of Default" (as defined in the TDS Indenture) shall occur

                  (f) any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of * * * or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) any judgment or order for the payment of money in excess
         of   *  *  *               *  *  *            shall be rendered against
         TDS and there shall be any period of 30 days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) any provision of any Loan Document after delivery thereof pursuant to Article III shall for any reason (other than pursuant to the terms hereof or thereof) cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or

                  (i) TDS shall at all times maintain beneficial ownership, directly or indirectly through one or more Subsidiaries, of that number of shares of Capital Stock of APT (or any entity into which APT is merged or consolidated in accordance with Section 5.2 (a)) with at least a majority of the total voting power of APT entitled (without regard to the occurrence of any contingency) to vote in the election of directors (or persons performing similar functions); or

                  (j) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         liability of the Loan Parties and their ERISA Affiliates related to
         such ERISA Event) exceeds            *  *  *                   or

                  (k) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), would have a Material Adverse Effect; or

                  (l) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and such reorganization or termination would have a Material Adverse Effect;

then, and in any such event, Nokia (i) may, by notice to APT, declare the obligation of Nokia to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to APT, declare the Interim Note, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Interim Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by APT, and (iii) may, by notice to APT, declare the Rule 144A Notes held by Nokia to be forthwith due and payable, whereupon such Rule 144A Notes shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by APT; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under the Federal Bankruptcy Code, (x) the obligation of Nokia to make Loans shall automatically be terminated and (y) the Interim Note, the Rule 144A Notes held by Nokia, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by APT; provided, further, that no remedies under this Section 6.1 may be exercised with respect to any Rule 144A Note unless Nokia owns all Rule 144A Notes then issued and outstanding.


                                   ARTICLE VII

                            ACCELERATION AND REMEDIES

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



          7.1. Preservation of Rights. No delay or omission of Nokia to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of APT to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by Nokia and APT.


                                  ARTICLE VIII

                               GENERAL PROVISIONS


          8.1. Survival of Representations. All representations and warranties of APT contained in this Agreement shall survive delivery of the Interim Note and the making of the Loans herein contemplated.

          8.2. Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         8.3. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         8.4. Confidentiality. With respect to Confidential Matters, the parties hereto agree, except as may be required to comply with any applicable law, regulation, or order of any governmental or other authority, that:

                  (a) Each will (i) maintain, or cause to be maintained, the confidentiality of Confidential Matters of the other party and not disclose, or permit to be disclosed, any such Confidential Matters, unless otherwise authorized in writing by the other party; (ii) not use, or permit to be used, any such Confidential Matters, except in accordance with the performance of the Loan Documents; (iii) restrict, or cause to be restricted, disclosure of such Confidential Matters to those officers, employees, Affiliates, and agents who need to know such Confidential Matters in the performance of work relating to the subject matter of this Agreement (it being understood that such

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         officers, employees, Affiliates, and agents shall be informed of the confidential nature of such Confidential Matters and shall be required to treat such Confidential Matters confidentially and not to use such Confidential Matters other than for the purpose described above); and
         (iv) will take precautions necessary or appropriate to guard the confidentiality of such Confidential Matters.

                  (b) In the event that either party hereto becomes obligated to disclose Confidential Matters pursuant to an order or request of any governmental or other authority, or in connection with any litigation or arbitration, such party shall seek a protective order or other appropriate remedy that will permit such party to avoid such disclosures. In the event that such protective order or other remedy is not obtained, such party will disclose only that portion of the Confidential Matters as it is obligated to disclose pursuant to such order, and will use all reasonable efforts to obtain assurances that confidential treatment will be accorded to any Confidential Matters so disclosed. The party from which disclosure is sought by any non-party shall immediately inform the other party thereof and cooperate with it in any appropriate effort to prevent disclosure or protect confidentiality.

                  (c) Each party shall submit to the other a copy of all proposed sales materials, press releases, and other publicity matters ("Placement Materials") relating to performance under this Agreement wherein the name, trademark, code, specification or service mark of the other party or its Affiliates is mentioned and neither party shall publish or use such Placement Materials without the other's prior written approval. Approval or disapproval shall be declared as promptly as possible but in any event within five (5) working days of submission of the proposed copy. Approval may not be unreasonably withheld.

                  (d)The provisions of this Section 8.4 shall bind the parties so long as this Agreement is in effect and for a period of two (2) years after the last date on which Nokia holds any Rule 144A Notes. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, either party may seek and recover direct damages for any violation of this Section 8.4.

         8.5.Giving Notice. Any notice required or permitted to be given under this Agreement shall be sent by United States mail, telegraph, telex, FAX or nationally established overnight courier service, addressed to the party to be notified as follows or, as to each, at such other address as designated by such party in a written notice to the other party, if to APT at:

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


         American Portable Telecom, Inc.
         8410 West Bryn Mawr Avenue
         Suite 1100
         Chicago, Illinois  60631
         Attention:  Chief Executive Officer




with a copy to:

         Telephone and Data Systems, Inc.
         30 North LaSalle Street
         Suite 4000
         Chicago, Illinois  60602
         Attention:  Chief Executive Officer

and a copy to:

         Sidley & Austin
         One First National Plaza
         Chicago, Illinois  60603
         Attention:  Michael G. Hron

and a copy to:

         Telephone and Data Systems, Inc.
         30 North LaSalle Street
         Suite 4000
         Chicago, Illinois  60602
         Attention:  Treasurer



if to Nokia at:

         Nokia Telecommunications Inc.
         7 Village Circle, Suite 100
         Westlake, Texas  76262
         Attention: President

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


with a copy to:


         Nokia Telecommunications Oy
         Upseerinkatu 1
         FIN-02600 Espoo
         Finland
         Attention: Group Legal Counsel

Such notices shall be deemed received (i) when received by the addressee if sent via the United States mail, postage prepaid, (ii) when delivered to the appropriate office or machine operator for transmission, charges prepaid, if sent by telegraph or telex (answerback confirmed in the case of telexes), (iii) when receipt thereof by the addressee is confirmed by telephone if sent by FAX and (iv) one business day after delivery to an overnight courier service, if sent by such service, in each case addressed to APT or Nokia at the addresses set forth on the signature pages hereof.

         8.6. Change of Address. APT and Nokia may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

         8.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding the choice-of-law principles of the laws of such state that would require the application of the laws of a jurisdiction other than such state.

         8.8. Successors and Assigns. All representations, covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of an Interim
Note), whether so expressed or not. Nokia agrees that it shall not assign or otherwise transfer the Interim Note to any Person known to Nokia to be a competitor of APT or TDS.

         8.9. Enforcement Expenses. APT agrees to pay on demand all costs and expenses of Nokia (including but not limited to the reasonable fees and expenses of counsel for Nokia) incurred in connection with the enforcement of the Loan Documents, whether or not in any action, suit or litigation or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or any proceeding ancillary thereto or the preparation therefor, including, without limitation, in connection with protecting or preserving rights or interests under the Loan Documents, negotiating with any Loan Party or with other creditors of any Loan Party arising out of any Default or events or circumstances that may give rise to a Default, presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or any proceeding ancillary thereto.

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CONFIDENTIAL  MATERIAL  APPEARING  IN THIS  DOCUMENT  HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



         8.10. Purchase Agreement Prevails. In the event of any conflict between the terms of this Agreement and the Purchase Agreement (other than any conflict of the Purchase Agreement with the provisions of Section 6.1(d) hereof), the provisions of the Purchase Agreement shall prevail.

         8.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by APT and Nokia and the conditions set forth in Section 3.1 shall have been satisfied and shall thereafter be binding upon and inure to the benefit of APT and Nokia and their respective successors and assigns.

         IN WITNESS WHEREOF, APT and Nokia have executed this Agreement as of the date first above written.

                         AMERICAN PORTABLE TELECOM, INC.

                         By: /s/  Ronald D. Webster
                             ______________________________

                         Its:     Authorized Representative
                             ______________________________

                          NOKIA TELECOMMUNICATIONS INC.

                         By: /s/  Jyrki Salow
                             ______________________________

                         Its:     President
                             _____________________________

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE  COMMISSION IN ACCORDANCE WITH RULE
24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



Exhibit and Schedule Index

Exhibit A                  Form of Interim Note

Schedule 4.5 Balance sheets of American Portable Telecom, Inc. and Subsidiaries for March 31, 1996 and December 31, 1995 and statements of income, changes in common shareholders' equity and cash flows for the three month periods ended March 31, 1996 and 1995.

                           Balance sheets of American Portable Telecom, Inc. and Subsidiaries as of December 31, 1994 and 1995, and the statements of income, changes in common shareholders' equity and cash flows for each of the three years in the period ended December 31, 1995.

Schedule 4.13              PCS Licenses

Schedule 8.4               Balance sheets of Telephone and Data Systems, Inc.
                           and Subsidiaries for March 31, 1996 and December 31, 1995 and statements of income, changes in common shareholders' equity and cash flows for the three month periods ended March 31, 1996 and 1995.

                           Balance sheets of and Telephone and Data Systems, Inc. Subsidiaries as of December 31, 1994 and 1995, and the statements of income, changes in common shareholders' equity and cash flows for each of the three years in the period ended December 31, 1995.

Pursuant to the rules of the Securities and Exchange Commission, these exhibits and schedules have been omittted and will be supplied supplementally to the Commission upon request.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



                                                                  Rider
                                         October 30, 1996




Nokia Telecommunications Inc.



Ladies and Gentlemen:

                  Reference is made to that certain Credit Agreement dated June 19, 1996 (the "Credit Agreement") between American Portable Telecom, Inc. ("APT") and Nokia Telecommunications Inc. ("Nokia"). Capitalized terms used herein and not otherwise defined herein shall be used herein as defined in the Credit Agreement. Reference is also made to the Series A Zero Coupon Notes due 2006 ("Notes") to be issued by APT as more fully described in the Confidential Preliminary Offering Circular dated October 11, 1996.

                  This letter agreement is intended to reflect the agreement of APT and Nokia to modify the mechanism for pricing the Notes, and, correspondingly, crediting APT's obligations to Nokia under the Credit Agreement, currently reflected in Section 2.6 of the Credit Agreement and in the definition of the Rule 144A Notes with respect to Tranche A contained therein. The intent of APT and Nokia is to permit the Notes to be issued with an original issue discount resulting in an accretion rate which may differ from the accretion rate provided for in the Credit Agreement, but to provide for the same economic consequences for APT and Nokia that are currently reflected in the Credit Agreement.

                  If the accretion rate at which the Notes (the Rule 144A Notes with respect to Tranche A) are issued is greater than the accretion rate that would have been used pursuant to the Credit Agreement, then Nokia will pay, concurrently with the closing, to APT in cash an amount equal to the difference between the present value of all of the prescribed payments on the Notes as issued and the present value of all of the payments that would have been prescribed on such notes had the accretion rate currently provided for in the Credit Agreement been used, using a discount rate equal to * * * plus the interest rate per annum applicable to 10 year U.S. Treasury strips at the time at which the price of and accretion for the Notes is determined. If the accretion rate at which the Notes are issued is less than the accretion rate that would have been used pursuant to the Credit Agreement, then APT will pay, concurrently with the closing, to Nokia in

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


cash an amount equal to the difference between the present value of all of the prescribed payments on the Notes as issued and the present value of all of the payments that would have been prescribed on such notes had the accretion rate currently provided for in the Credit Agreement been used, using a discount rate equal to * * * * * * plus the interest rate per annum applicable to 10 year U.S. Treasury strips at the time at which the price of and accretion for the Notes is determined.

                  APT and Nokia agree that comparable modifications will be made with respect to the pricing of the Rule 144A Notes with respect to Tranche B and the Rule 144A Notes with respect to Tranche C, as applicable.

                  For the purposes of Section 2.2(b) of the Credit Agreement, the rate of interest calculated pursuant to the second sentence of such Section shall be that rate which would have been used pursuant to such Section had this letter agreement not been entered into.

                  If this letter accurately reflects your understanding of our agreed modification to the Credit Agreement, please sign where indicated below.


                                        Very truly yours,

                                        AMERICAN PORTABLE TELECOM, INC.


                                        By: /s/  Ronald D. Webster
                                           _______________________________

Acknowledged and Agreed to:

NOKIA TELECOMMUNICATIONS INC.


By: /s/  Petri Castren
   ______________________________

     Director, Project Finance




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